                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         Washington, DC 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported): November 7, 2003

                                                       UMB FINANCIAL CORPORATION
                                        (Exact name of registrant as specified in its charter)

                             Missouri                              0-4887                            43-0903811
                     (State or other jurisdiction                 (Commission                        (IRS Employer
                           of incorporation)                       file number)                    Identification No.)

                              1010 Grand Boulevard
                               Kansas City, Missouri                                          64106
                       (Address of principal executive offices)                              (Zip Code)

                                  Registrant's telephone number, including area code: (816) 860-7000

                                                            Not Applicable
                                     (Former name or former address, if changed since last report)

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On November 7, 2003, UMB Financial Corporation (the "Company") sent a notice to its directors and executive officers informing them of a blackout period (the "Blackout Period"), which will temporarily prevent participants in The UMB Financial Corporation Profit
Sharing and 401(k) Savings Plan and the Employee Stock Ownership Plan (hereinafter collectively the "Plans") from engaging in transactions in the Company's common stock in their plan accounts.  The reason for the Blackout Period is to complete the transition of the recordkeeping and administrative services from the Company's subsidiary, UMB Bank, n.a., to Marshall and Ilsley
Trust Company, n.a.

During the Blackout Period, Plan participants will be temporarily unable to request withdrawals, loans or distributions from the
Plans, to change their investment elections or request investment transfers, or to direct or diversify their investments under the
Plans.  The Blackout Period is expected to begin on December 23, 2003, and end on January 23, 2004.

In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission's Regulation BTR, the
Company's directors and executive officers will be prohibited from trading in the Company's equity securities (subject to certain exceptions allowed by law and regulation) during the Blackout Period.

A copy of the notice transmitted to the Company's directors and executive officers is furnished as Exhibit 99 to this Form 8-K.
The Company received notice required by section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 on
November 3, 2003.

                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                        UMB FINANCIAL CORPORATION
                                                                                        (Registrant)

                                                                                        _______________________________
November 7, 2003                                                                        /s/Daniel C. Stevens
                                                                                        Chief Financial Officer